John Hancock Equity Funds
                 Supplement to the Prospectus Dated May 1, 2001


John Hancock Mid Cap Growth Fund
--------------------------------

On page 20, the 7th paragraph in the "Goal and Strategy" section has been deleted and replaced as follows:

The fund may not invest more than 5% of assets in any one security.


The "Portfolio Managers" section has been changed as follows:

         PORTFOLIO MANAGERS

         Team responsible for day-to-day
         investment management



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                            John Hancock Equity Funds
                 Supplement to the Prospectus Dated May 1, 2001


John Hancock Balanced Fund
--------------------------

Effective July 2, 2001, the "Goal and Strategy" section will change as follows:

At least 80% of the fund's common stock investments are "dividend performers". These are companies that have typically increased their dividend payments over time, or which managers believe demonstrate the potential for above-average stability of growth of earnings and dividends.


June 12, 2001